Exhibit 10.1
Far East Energy Corporation
105,515,300 Shares of Common Stock, par value $0.001 per share
PLACEMENT AGENCY AGREEMENT

August 20, 2010

Macquarie Capital (USA) Inc.
125 West 55th Street
New York, NY 10019

Dear Sir or Madam:

Far East Energy Corporation, a Nevada corporation (the “Company”), proposes to issue and sell 105,515,300 shares (the “Offered Shares” or “Offered Securities”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to certain investors (each, an “Investor” and collectively, the “Investors”).  The Company desires to engage you as its placement agent (the “Placement Agent”) in connection with such issuance and sale.  The Offered Securities are more fully described in the Registration Statement (as hereinafter defined).

The Company hereby confirms as follows its agreements with the Placement Agent.

1.  Agreement to Act as Placement Agent.  On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Placement Agency Agreement (this “Agreement”), the Company hereby appoints the Placement Agent and the Placement Agent agrees to act as the Company’s placement agent, on a best efforts basis, in connection with the issuance and sale by the Company of the Offered Securities to the Investors.  The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase Offered Securities has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, have any liability to the Company if any such purchase is not consummated for any reason.  The Company shall have the sole right to accept offers to purchase Offered Securities and may reject any such offer, in whole or in part.  The Company shall pay to the Placement Agent an aggregate amount equal to 5.6762% of the proceeds received by the Company from the sale of the Offered Securities, if any, actually sold as set forth on the cover page of the Prospectus (as hereinafter defined) upon the closing of the transactions contemplated hereby.  The Placement Agent, without the prior consent of the Company, may appoint any co-agents or sub-agents in connection with the issuance and sale of the Offered Securities and may allocate any portion of such fee to such co-agents or sub-agents except as may otherwise be agreed by the Company and the Placement Agent.

2.  Delivery and Payment.  At 10:00 a.m., New York City time, on August 24, 2010 or at such other time on such other date as may be agreed upon by the Company and the Placement Agent (such date is hereinafter referred to as the “Closing Date”), the Placement Agent shall cause the Investors to wire an amount equal to the price per share as shown on the cover page of the Prospectus (as hereinafter defined) for each and all of the Offered Securities offered pursuant to the Prospectus to an account designated by the Company and the Company shall deliver the Offered Securities to the Investors, which delivery may be made through the facilities of The Depository Trust Company.  The closing (the “Closing”) shall take place at the office of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104.  All actions taken at the Closing shall be deemed to have occurred simultaneously.

3.  Representations and Warranties of the Company.  The Company represents and warrants and covenants to the Placement Agent on the date hereof, and shall be deemed to represent and warrant and covenant to the Placement Agent on the Closing Date, that:

(a)  A “shelf” registration statement on Form S-3 (File No. 333-162019) with respect to the Common Stock and certain other securities of the Company has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, and has been filed with the Commission.  The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3.  The Registration Statement meets the requirements of Rule 415(a)(1)(x) under the Act and complies in all materials respects with said rule.  As used in this Agreement:

(i)  “Applicable Time” means 9:00 a.m., New York City time, on the date of this Agreement;

(ii)  “Effective Date” means any date as of which any part of the Registration Statement became, or is deemed to have become, effective under the Act in accordance with the Rules and Regulations;

(iii)  “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Offered Securities, each as listed on Schedule 3 hereto;

(iv)  “Preliminary Prospectus”  means any preliminary prospectus relating to the Offered Securities included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Offered Securities;

(v)  “Pricing Disclosure Materials” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, and the information set forth on Schedule 4 hereto;

(vi)  “Prospectus” means the final prospectus relating to the Offered Securities including any prospectus supplement thereto relating to the Offered Securities and the documents incorporated by reference therein, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)  “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus, the Prospectus or the Registration Statement shall be deemed to refer to and include any documents incorporated or deemed to be incorporated by reference therein  pursuant to Form S-3 under the Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference.

(b)  The Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Offered Securities pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 p.m., New York City time, on the date of determination of the public offering price for the Offered Securities; no stop order of the Commission preventing or suspending the use of any Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

(c)  The Company was not at the time of the initial filing of the Registration Statement, has not been since the date of such filing, and will not be on the Closing Date, an “ineligible issuer” (as defined in Rule 405 under the Act).  The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Offered Securities.

(d)  The Registration Statement, at the time it became effective, as of the date hereof, and at the Closing Date conformed and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder (the “Rules and Regulations”).  The Preliminary Prospectus conformed, and the Prospectus will conform, when filed with the Commission pursuant to Rule 424(b) and on the Closing Date to the requirements of the Act and the Rules and Regulations.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, to the requirements of the Exchange Act or the Act, as applicable, and the rules and regulations promulgated under the Act and the Exchange Act.

(e)  The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f)  The Prospectus will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Prospectus in reliance upon and in conformity with information concerning the Placement Agent and furnished in writing by the Placement Agent to the Company expressly for use in the Prospectus, as set forth in Section 8(b).

(g)  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading.

(h)  The Pricing Disclosure Materials, including each Issuer Free Writing Prospectus, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Pricing Disclosure Materials in reliance upon and in conformity with information concerning the Placement Agent and furnished in writing by the Placement Agent to the Company expressly for use in the Pricing Disclosure Materials, as set forth in Section 8(b).

(i)  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Pricing Disclosure Materials or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified.  The Company has not made any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Placement Agent.  The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j)  The Company is, and at the Closing Date will be, duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company (i) has, and at the Closing Date will have, full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and (ii) is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign organization in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary; except, in each case, where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would not reasonably be expected to have a material adverse effect on or affecting the business, properties, management, consolidated financial position, stockholders’ equity, prospects or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”).  Complete and correct copies of the certificate of incorporation and of the bylaws of the Company and all amendments thereto have been delivered or made available to the Placement Agent, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

(k)  Each of the Company’s significant subsidiaries (as defined in Rule 1.02 (w) of Regulation S-X under the Securities Act) (each a “Subsidiary” and collectively the “Subsidiaries”) are listed on Schedule 1 to this Agreement.  Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of formation.  Each Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not, individually or in the aggregate, have a Material Adverse Effect.  All of the shares of issued capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders’ agreement, voting trust or other defect of title whatsoever.

(l)  The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as set forth in the Registration Statement, are not subject to any preemptive rights, rights of first refusal or similar rights.  The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus as of the dates referred to therein. The descriptions of the securities of the Company in the Registration Statement and the Prospectus are, and at the Closing Date will be, complete and accurate in all respects.  Except as set forth in the Registration Statement and the Prospectus, the Company does not have outstanding any rights (other than stock options or other equity awards under the Company’s equity incentive and stock purchase plans) or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(m)  The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby.  This Agreement has been authorized and validly executed and delivered by the Company and is the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and subject to the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and equitable principles of general applicability and public policy.

(n)  The issuance and sale of each of the Offered Shares have been duly authorized by the Company, and the Offered Shares, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not be subject to preemptive or similar rights.  The holders of the Offered Securities will not be subject to personal liability by reason of being such holders.  The Offered Securities, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus.

(o)  The consolidated financial statements and the related notes included in the Registration Statement, the Pricing Disclosure Materials and the Prospectus present fairly, in all material respects, the financial condition of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows at the dates and for the periods covered thereby in conformity with generally accepted accounting principles (“GAAP”).  Any pro forma financial statements or data included in the Registration Statement, the Pricing Disclosure Materials and the Prospectus comply in all material respects with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data.  No other financial statements or schedules of the Company, any Subsidiary or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement, the Pricing Disclosure Materials or the Prospectus.  All disclosures contained in the Registration Statement, the Pricing Disclosure Materials and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.  The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), of a character required to be described in or to be filed as an exhibit to the Registration Statement that are not disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus or so filed.

(p)  JonesBaggett LLP (formerly Payne Smith & Jones, P.C., the “Accountants”), who have reported on such consolidated financial statements and schedules, are registered independent public accountants with respect to the Company as required by the Act and the Rules and Regulations and by the rules of the Public Company Accounting Oversight Board.  The consolidated financial statements of the Company and the related notes and schedules included in the Registration Statement and the Prospectus have been prepared in conformity with the requirements of the Act and the Rules and Regulations and present fairly the information shown therein.

(q)  There is and has been no failure on the part of the Company, or to the Company’s knowledge after due inquiry, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated therewith (the “Sarbanes Oxley Act”).  Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission.  For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.  The Company has taken all reasonable actions necessary to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply.

(r)  The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to provide reasonable assurance that material information relating to the Company and its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Form 10-K for the year ended December 31, 2009 (such date, the “Evaluation Date”).  The Company presented in its Form 10-K for the year ended December 31, 2009 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(s)  Except as set forth in or otherwise contemplated or disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus, since the date of the most recent consolidated financial statements of the Company included or incorporated by reference in the most recent Preliminary Prospectus, (i) there has not been any change in the capital stock of the Company or long-term debt of the Company or any Subsidiary or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, in the business, properties, management, consolidated financial position, stockholders’ equity, or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”), (ii) there has not been any change or any development involving a prospective Material Adverse Change whether or not occurring in the ordinary course of business, and (iii) neither the Company nor any Subsidiary has sustained any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(t)  Except as set forth in or otherwise contemplated or disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus, since the date as of which information is given in the most recent Preliminary Prospectus or the Pricing Disclosure Materials, neither the Company nor any Subsidiary has entered into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole.

(u)  The Company and each Subsidiary has good and defensible title to all items of real property and good and defensible title to all tangible personal property described in the Registration Statement, the Pricing Disclosure Materials or the Prospectus as being owned by them that are material to the businesses of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and claims except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.  Any real property described in the Registration Statement, the Pricing Disclosure Materials or the Prospectus as being leased by the Company or any Subsidiary that is material to the business of the Company and its Subsidiaries taken as a whole is held by them under valid, existing and enforceable leases, except where the failure of such leases to be valid or enforceable (A) does not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)  The Company is not, nor upon completion of the transactions contemplated herein will it be, an “investment company” or “promoter” or “principal underwriter” for an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(w)  There are no legal, governmental or regulatory actions, suits or proceedings pending, nor any legal, governmental or regulatory investigations, to which the Company or any Subsidiary is a party or to which any property of the Company or any Subsidiary is the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement (collectively, the “Actions”); to the Company’s knowledge, no such Actions are threatened by any governmental or regulatory authority or threatened by others; and there are no current or, to the Company’s knowledge, pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Act to be described in the Registration Statement, the Pricing Disclosure Materials or the Prospectus that are not so described.

(x)  The Company and each Subsidiary has, and at the Closing Date will have: (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its respective business as presently conducted except where the failure to have such governmental licenses, permits, consents, orders, approvals and other authorizations would not have a Material Adverse Effect; (ii) complied with all laws, regulations and orders applicable to either it or its business, except where the failure to so comply would not have a Material Adverse Effect; and (iii) performed all its obligations required to be performed, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a “contract or other agreement”) to which it is a party or by which its property is bound or subject, except where such default would not have a Material Adverse Effect, and, to the Company’s knowledge, no other party under any material contract or other agreement to which it is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.  The Company and its Subsidiaries are not in violation of any provision of their respective organizational or governing documents.

(y)  All consents, authorizations, approvals and orders required for the execution and delivery of this Agreement have been obtained, except such as may be required under state securities or Blue Sky Laws or the by-laws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the OTC Bulletin Board in connection with the distribution of the Offered Securities by the Placement Agent.

(z)  Neither the execution of this Agreement, nor the issuance, offering or sale of the Offered Securities, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any contract or other agreement to which the Company or its Subsidiaries may be bound or to which any of the property or assets of the Company or its Subsidiaries is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company or any Subsidiary, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or any Subsidiary or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company or any Subsidiary.

(aa)  There is no document or contract of a character required to be described in the Registration Statement, the Pricing Disclosure Materials or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.  All such contracts to which the Company is a party have been authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, and are enforceable against the Company in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(bb)  No statement, representation or warranty made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Placement Agent or the Investors was or will be, when made, inaccurate, untrue or incorrect in any material respect.

(cc)  The Company and its directors, officers or controlling persons have not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

(dd)  No holder of securities of the Company has rights to the registration of any securities of the Company as a result of the filing of the Registration Statement or the transactions contemplated by this Agreement, except for such rights as have been waived or satisfied.

(ee)  The Common Stock is currently quoted on the OTC Bulletin Board.  Except as disclosed in the Registration Statement, the Pricing Disclosure Materials or the Prospectus, the Company has not, in the 12 months preceding the date hereof, received notice from the OTC Bulletin Board to the effect that the Company is not in compliance with the OTC Bulletin Board’s listing or maintenance requirements.  The Company is, and has no reason of which it is currently aware to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(ff)  Neither the Company nor any Subsidiary is involved in any material labor dispute nor, to the Company’s knowledge, is any such dispute known by the Company or any of its Subsidiaries to be threatened.

(gg)  The business and operations of the Company and each of its Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where the failure to be in such compliance will not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any material violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

(hh)  Except as disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus: (i) the Company and each Subsidiary owns licenses, has options for or has the right to use the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of its respective business as currently conducted (collectively, the “Intellectual Property”); and (ii) (A) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or any Subsidiary for the products described in the Registration Statement that would preclude the Company or any Subsidiary from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or a Subsidiary; (B) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, which infringement would have a Material Adverse Effect; (C) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any Subsidiary in or to any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, other than claims which would not reasonably be expected to have a Material Adverse Effect; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, other than actions, suits, proceedings and claims which would not reasonably be expected to have a Material Adverse Effect; and (E) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of any Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than actions, suits, proceedings and claims which would not reasonably be expected to have a Material Adverse Effect.

(ii)  The Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and, to the Company’s knowledge, there is no tax deficiency which has been or could reasonably be expected to be asserted or threatened against it or any Subsidiary which could have a Material Adverse Effect.

(jj)  On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Offered Securities to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

(kk)  The Company and each Subsidiary maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for their respective businesses, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or any Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

(ll)  Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director, officer, agent or employee of the Company, has directly or indirectly: (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law; (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof; (iii) violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(mm)  Each officer and director of the Company listed on Schedule 2 hereto has delivered to the Placement Agent an agreement substantially in the form of Exhibit A.

(nn)  The Company has delivered to the Placement Agent an agreement substantially in the form of Exhibit B.

(oo)  The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Offered Securities, will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Placement Agent has consented.

(pp)  Except as described in the Registration Statement, the Pricing Disclosure Materials and the Prospectus, the Company does not directly or indirectly control or have a material interest in any other business entity.

(qq)  Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(rr)  No relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary, on the other, which is required by the Act to be disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus and is not so disclosed.

(ss)  The Company has not sold or issued any securities that would be integrated with the offering of the Offered Securities contemplated by this Agreement pursuant to the Act, the Rules and Regulations or the interpretations thereof by the Commission.

(tt)  Neither the Company nor its Subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its Subsidiaries or the Placement Agent (or the Placement Agent’s co-agent or sub-agent, if any) for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Securities.

(uu)  No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.  The Forward Looking Statements incorporated by reference in the Registration Statement and the Prospectus from the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the period ended March 31, 2010 (in each case under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations) (i) are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Act, Rule 175(b) under the Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith reasonable best estimate of the matters described therein and (iii) have been prepared in accordance with Item 10 of Regulation S-K.

(vv)  The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries.

(ww)  Except as set forth in the Company’s filings with the Commission, none of the officers or directors of the Company and, to the knowledge of the Company, none of its employees are presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement of expenses incurred on behalf of the Company, (iii) housing allowances for employees on expatriate assignments in the ordinary course of business and (iv) other employee benefits, including stock option agreements under any stock option plan of the Company.

(xx)  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Offered Securities and the Investors’ ownership of such Offered Securities.

(yy)  All consents, approvals, authorizations or licenses requisite under the legal requirements of the People’s Republic of China, not including Taiwan, Hong Kong and Macau (“PRC”) for the due and proper establishment and operation of the Company and its Subsidiaries have been duly obtained from the relevant PRC individual, entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature having authority over the Company, its Subsidiaries or any of their products or other governmental body having authority over the Company, its Subsidiaries or any of their products or property, and are in full force and effect except where the failure to obtain any such consent, approval, authorization or license or maintain the same in full force and effect would not have, or be reasonably likely to result in, a Material Adverse Effect.

(zz)  All filings and registrations with the PRC required in respect of the Company and its Subsidiaries and their capital structure and operations including, without limitation, the registration with the Ministry of Commerce, the China Securities Regulatory Commission, the State Administration of Industry, or their respective local divisions of Commerce, the State Administration of Foreign Exchange, tax bureau and customs authorities have been duly completed in accordance with the relevant PRC legal requirements. The Company and each of its Subsidiaries has taken all reasonable steps (to the extent required of the Company and each such subsidiary under PRC legal requirements) to comply with, and to ensure compliance with any persons known to the Company that are required to comply (in connection with their interests in the Company) with applicable legal requirements of the relevant PRC governmental body (including, without limitation, the Ministry of Commerce and the National Development and Reform Commission).

(aaa)  The Company and its obligations under this Agreement are subject to suit, and none of the Company, any of its subsidiaries or any of its or their properties or assets has any right of immunity, on any grounds, from any action, suit or proceeding, from the giving of any relief in any action, suit or proceeding, from set-off or counter claim, from the jurisdiction of any PRC or U.S. federal or New York state court, as the case may be from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter arising out of or relating to this Agreement.

4.  Agreements of the Company.  The Company covenants and agrees with the Placement Agent as follows:

(a)  The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used), subject to the prior approval of the Placement Agent, pursuant to Rule 424(b) within the prescribed time period and will provide a copy of such filing to the Placement Agent promptly following such filing.

(b)  The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Offered Securities by an underwriter or dealer in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.

(c)  The Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing: (i) when any post-effective amendment to the Registration Statement becomes effective, but only during the period mentioned in Section 4(b); (ii) of any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Offered Securities or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, but only during the period mentioned in Section 4(b); (iii) of the issuance by the Commission of any stop order preventing or suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose or the threat thereof, but only during the period mentioned in Section 4(b); (iv) of becoming aware of the occurrence of any event during the period mentioned in Section 4(b) that in the reasonable judgment of the Company makes any statement made in the Registration Statement, the Pricing Disclosure Materials or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement, the Pricing Disclosure Materials or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (v) of receipt by the Company during the period mentioned in Section 4(b) of any notification with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction.  If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will use commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment.  If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agent promptly of all such filings.

(d)  If, at any time when a Prospectus relating to the Offered Securities is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Pricing Disclosure Materials, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus, the Pricing Disclosure Materials or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement, an amendment or supplement to the Pricing Disclosure Materials or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request.  The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent.

(e)  The Company will furnish, upon request, to the Placement Agent and its counsel, without charge: (i) one conformed copy of the Registration Statement as originally filed with the Commission and each amendment thereto, including financial statements and schedules, and all exhibits thereto; and (ii) so long as a prospectus relating to the Offered Securities is required to be delivered under the Act, as many copies of each Issuer Free Writing Prospectus, Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Placement Agent may reasonably request.

(f)  The Company will comply with all the undertakings contained in the Registration Statement.

(g)  Prior to the sale of the Offered Securities to the Investors, the Company will cooperate with the Placement Agent and its counsel in connection with the registration or qualification of the Offered Securities for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agent may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

(h)  The Company will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus without consulting with the Placement Agent.

(i)  The Company will retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations.

(j)  The Company will apply the net proceeds from the offering and sale of the Offered Securities in the manner set forth in the Pricing Disclosure Materials and the Prospectus under the caption “Use of Proceeds.”

(k)  The Company will use its best efforts to ensure that the Offered Securities are listed or quoted on the OTC Bulletin Board at the time of the Closing.

(l)  The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Offered Securities to facilitate the sale or resale of any of the Offered Shares.

5.  Agreements of the Placement Agent.  The Placement Agent agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Act) in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Placement Agent without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”).  The Placement Agent also agrees to provide to each Investor, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.

6.  Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all of its costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to: (i) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, any Issuer Free Writing Prospectus, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, including all fees, disbursements and other charges of counsel and accountants to the Company; (ii) the preparation and delivery of certificates representing the Offered Securities; (iii) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus or Issuer Free Writing Prospectus, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the direct placement of the Offered Securities; (iv) the listing of the Common Stock on the OTC Bulletin Board; (v) any filings required to be made by the Placement Agent with FINRA, and the fees, disbursements and other charges of counsel for the Placement Agent in connection therewith; (vi) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(g), including the reasonable fees, disbursements and other charges of counsel to the Placement Agent in connection therewith and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda; (vii) fees, disbursements and other charges of counsel to the Company; and (viii) fees and disbursements of the Accountants incurred in delivering the letter(s) described in Section 7(g) of this Agreement.  The Company shall reimburse the Placement Agent for all reasonable out-of-pocket travel, legal and other out-of-pocket expenses in an aggregate amount not to exceed $200,000.

7.  Conditions of the Obligations of the Placement Agent.  The obligations of the Placement Agent to place the Offered Securities and consummate the transactions contemplated hereby on the Closing are subject to the following conditions:

(a)  (i)  No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission); (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Offered Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before, or threatened, to the Company’s knowledge, in writing by, any securities or other governmental authority (including, without limitation, the Commission); (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities; and (iv) after the date hereof and prior to the Closing no amendment or supplement to the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not object thereto in good faith.

(b)  Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Materials and the Prospectus, (i) there shall not have been a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement, the Pricing Disclosure Materials and the Prospectus and (ii) the Company shall not have sustained any material loss or material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement, the Pricing Disclosure Materials and the Prospectus, if in the reasonable judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Offered Securities to Investors as contemplated hereby.

(c)  Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Materials and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding, in the reasonable judgment of the Placement Agent, would have a Material Adverse Effect.

(d)  Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

(e)  The Placement Agent shall have received an opinion, dated the Closing Date of Weycer, Kaplan, Pulaski & Zuber, P.C., Coppedge Emmel & Klegerman PC, and Conyers Dill & Pearman Limited, as counsel to the Company, in form and substance reasonably satisfactory to the Placement Agent, with respect to the matters set forth in Exhibit C-1, Exhibit C-2 and Exhibit C-3, respectively.

(f)  The Placement Agent shall have received an opinion, dated the Closing Date, of Morrison & Foerster LLP, as counsel to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent.

(g)  On the date hereof, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery (the “Comfort Letter”), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent and addressing such matters as are customary for the type of transactions contemplated by this Agreement and the Prospectus: (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations; and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Materials and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” in connection with registered public offerings.  At the Closing Date, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery (the “Bring-Down Letter”), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent: (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations; (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Materials and the Prospectus, as of a date not more than five days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Comfort Letter; and (iii) confirming in all material respects the conclusions and findings set forth in the Comfort Letter.

(h)  At the Closing Date, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Placement Agent to the effect that each signer has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Materials, and that to each of such person’s knowledge:

1.  (A)  As of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) neither the Prospectus nor the Pricing Disclosure Materials contains any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

2.  Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

3.  Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

4.  Subsequent to the date of the most recent financial statements in the Prospectus, there has been no Material Adverse Change.

5.  No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened by any securities or other governmental authority (including, without limitation, the Commission).

6.  No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Offered Securities under the securities or Blue Sky laws of any jurisdiction are in effect and no proceeding for such purpose is pending before, or threatened, to the Company’s knowledge, in writing by, any securities or other governmental authority (including, without limitation, the Commission).

7.  The Company has complied with any request for additional information from the staff of any securities or other governmental authority (including, without limitation, the Commission) to the satisfaction of the staff of the Commission or such authorities.

(i)  At the Closing, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed by the Secretary of the Company, in form and substance satisfactory to the Placement Agent as to matters customary to the closing of the transactions of the type contemplated hereby.

(j)  The Offered Securities shall be qualified for sale in such states as the Placement Agent may reasonably request, subject to the limitations set forth in the proviso in Section 4(g).

(k)  The Company shall have furnished or caused to be furnished to the Placement Agent such customary closing certificates, in addition to those specifically mentioned herein, as the Placement Agent may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement, the Pricing Disclosure Materials or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agent.

(l)  The Placement Agent shall have received the letters referred to in Section 3(mm) and (nn) hereof substantially in the form of Exhibits A and B.

8.  Indemnification.

(a)  The Company shall indemnify and hold harmless the Placement Agent, its respective directors, officers, employees and agents and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages, joint or several, (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which it, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Placement Agent and (D) any application or other document, or any amendment or supplement thereto, executed by the Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Offered Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an “Application”), or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or in any Permitted Issuer Information or any Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Offered Securities in the public offering to any person and is  based solely on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Application (as set forth in Section 8(b) below); and provided further, that such indemnity with respect to any Preliminary Prospectus, Issuer Free Writing Prospectus or any Permitted Issuer Information shall not inure to the benefit of the Placement Agent (or any person controlling the Placement Agent) from whom the person asserting any such loss, claim, damage, liability or action purchased Offered Securities which are the subject thereof to the extent that any such loss, claim, damage or liability: (i) results from the fact that the Placement Agent failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Offered Securities to such person in any case where such delivery is required by the Act; (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus, Issuer Free Writing Prospectus or any Permitted Issuer Information that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(d); or (iii) arises from the gross negligence or willful misconduct of any indemnified party .  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)  The Placement Agent will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus.  This indemnity agreement will be in addition to any liability that the Placement Agent might otherwise have.  The Company acknowledges that, for all purposes under this Agreement, the name of the Placement Agent and the paragraph relating to placement agents’ fees and reimbursement of expenses appearing under the caption “Plan of Distribution” in the Prospectus constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus.

(c)  Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party.  If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense.  The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless: (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party; (2) the indemnified party has reasonably concluded (based on advice of counsel) that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party); or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties.  All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred following submission of invoices (including time and expense descriptions) to the indemnifying party.  The indemnifying party will not, without the prior written consent of the indemnified party (which consent will not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder, unless such settlement, compromise or consent includes an unconditional release of the indemnified party from all liability arising out of such claim, action, suit or proceeding.  An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d)  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Placement Agent, the Company and the Placement Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Placement Agent such as persons who control the Company within the meaning of the Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Placement Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other.  The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses) received by the Company as set forth in the table on the cover page of the Prospectus bear to the fee received by the Placement Agent hereunder.  If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Placement Agent on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering.  Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8(d), the Placement Agent shall not be required to contribute any amount in excess of the fee received by it, except to the extent that it is finally judicially determined that the relevant liability resulted from the gross negligence or willful misconduct of any indemnified party, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the Act or the Exchange Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof.  Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d).  No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

9.  Termination.

(a)  The obligations of the Placement Agent under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Placement Agent, without liability on the part of the Placement Agent to the Company if, prior to delivery and payment for the Offered Securities, in the sole judgment of the Placement Agent: (i) trading in the Common Stock shall have been suspended by the Commission or by the OTC Bulletin Board; (ii) trading in securities generally on the OTC Bulletin Board shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchange or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchange or by order of the Commission or any court or other governmental authority; (iii) a general banking moratorium shall have been declared by Federal or New York State authorities; or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated by the Prospectus.

(b)  If this Agreement shall expire or be terminated pursuant to any of the provisions hereof, or if the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of the Placement Agent set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Placement Agent, reimburse the Placement Agent for all out-of-pocket expenses incurred in connection herewith in an aggregate amount not to exceed $200,000.

10.  No Fiduciary Duty.  The Company acknowledges and agrees that in connection with this offering, sale of the Offered Securities or any other services the Placement Agent may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agent: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Placement Agent, on the other, exists; (ii) the Placement Agent is not acting as an advisor, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the offering price of the Offered Securities, and such relationship between the Company, on the one hand, and the Placement Agent, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Placement Agent may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Placement Agent and its respective affiliates may have interests that differ from those of the Company.  The Company hereby waives any claims that the Company may have against the Placement Agent with respect to any breach of fiduciary duty in connection with this offering.

11.  Notices.  Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 363 N. Sam Houston Parkway E., Suite 380, Houston, TX 77060 Attention: Bruce N. Huff, Chief Financial Officer, with copies to Weycer, Kaplan, Pulaski & Zuber, P.C., Eleven Greenway Plaza, Houston, Texas 77046, facsimile: (713) 961-5341, Attention: Robert C. Beasley, Esq., or (b) if to the Placement Agent, 125 West 55th Street New York, NY 10019, facsimile: (212) 231-1718, Attention: Macquarie Capital Advisors Legal Department, with copies to Morrison & Foerster, LLP, 1290 Avenue of the Americas, New York, NY 10104-0050, Attention: James R. Tanenbaum, Esq., facsimile: (212) 468-7900.  Any such notice shall be effective only upon receipt.  Any notice under Section 8 may be made by facsimile or telephone, but if so made shall be subsequently confirmed in writing.

12.  Survival.  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Placement Agent set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of: (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agent or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Offered Securities.  The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

13.  Successors.  This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 8(a) and (d) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Placement Agent and any person or persons who control the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnification and contribution contained in Sections 8(b) and (d) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.  No Investor shall be deemed a successor because of such purchase.

14.  Applicable Law.  The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

15.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.  Entire Agreement.  This Agreement constitutes the entire understanding between the parties hereto as to the matters covered hereby and supersedes all prior understandings, written or oral, relating to such subject matter.

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agent.

Very truly yours,

FAR EAST ENERGY CORPORATION

By: /s/ Bruce N. Huff Name: Bruce N. Huff Title: Chief Financial Officer

Confirmed as of the date first
above mentioned:

MACQUARIE CAPITAL (USA) INC.

By: /s/ Sean Fitzgerald Name: Sean Fitzgerald Title: Managing Director

By: /s/ Michael G. Meyers Name: Michael G. Meyers Title: Managing Director

SCHEDULE 1

SUBSIDIARIES

Name	Jurisdiction or State of Incorporation

Far East Energy (Bermuda), Ltd.	Bermuda

SCHEDULE 2

LOCK UP AGREEMENTS

Donald A. Juckett
Michael R. McElwrath
William A. Anderson
C. P. Chiang
John C. Mihm
Lucian L. Morrison
Thomas E. Williams
Bruce N. Huff

SCHEDULE 3

ISSUER FREE WRITING PROSPECTUSES

Issuer Free Writing Prospectus dated August 20, 2010

SCHEDULE 4

TERM SHEET INFORMATION

Issuer:	Far East Energy Corporation
Security:	105,515,300 shares of common stock, par value $0.001 per share ("Common Stock")
Public Offering Price:	$0.33 per share
Estimated Net Proceeds to the Issuer:	Approximately $32,843,598 million, after deducting placement agent fees and commissions but before deducting estimated offering expenses payable by us

EXHIBIT A

FORM OF LOCK-UP AGREEMENT (OFFICERS AND DIRECTORS)

[●], 2010

Macquarie Capital (USA) Inc.
125 West 55th Street
New York, NY 10019

Ladies and Gentlemen:

The undersigned understands that you, as Placement Agent, propose to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with Far East Energy Corporation, a Nevada corporation (the “Company”), providing for an offering (the “Offering”) of shares of the Company’s Common Stock.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agency Agreement.

In consideration of the foregoing, and in order to induce you to act as Placement Agent in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, during the period beginning on the date hereof and ending on the date that is 90 days after the date of the final prospectus supplement relating to the Offering, (1) offer for sale, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s capital stock (the “Company Securities”) or any securities convertible into or exercisable or exchangeable for Company Securities (including without limitation, Company Securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or (2) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Securities or other securities, in cash or otherwise.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts to any charitable organization, (ii) as a bona fide gift or gifts to any other entity or person, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Placement Agent, or (b) the acquisition or exercise of any stock option or any restricted stock award issued pursuant to the Company’s existing stock option plans or equity incentive plans, including any exercise effected by the delivery or sale of shares of Company Securities held by the undersigned.  Notwithstanding the foregoing, nothing contained in this letter agreement shall prohibit the undersigned from establishing a trading plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended; provided, that the undersigned shall not engage in any transaction under such trading plan until the termination of the restrictions imposed by this letter agreement.  For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Notwithstanding the above, to the extent you are at such time providing research coverage to the Company and subject to the restrictions set forth in FINRA Rule 2711(f)(4), then, if (1) during the last 17 days of the lock-up period, (A) the Company issues an earnings release or (B) material news or a material event relating to the Company occurs; or (2) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period following the last day of the lock-up period, then the restrictions imposed by this letter agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Placement Agent waives, in writing, such extension.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Offering does not occur or is terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.  In addition, this letter agreement shall terminate if the offering has not closed on or before September 15, 2010.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles that would apply any other law.

 (Signature page follows.)

A-2

Very truly yours,

[NAME OF OFFICER OR DIRECTOR]
By:
Name:
Title:

A-3

EXHIBIT B

FORM OF COMPANY LOCK-UP AGREEMENT

[●], 2010

Macquarie Capital (USA) Inc.
125 West 55th Street
New York, NY 10019

Ladies and Gentlemen:

Reference is made to the Placement Agency Agreement (the “Placement Agency Agreement”), which will be executed by and between Far East Energy Corporation, a Nevada corporation (the “Company”), and Macquarie Capital Advisors (the “Placement Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agency Agreement.

In consideration of the Placement Agency Agreement, the undersigned hereby agrees not to, without the prior written consent of the Placement Agent, offer, sell or otherwise dispose of any shares, directly or indirectly, of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) or any other security of the Company, during the period beginning on the date hereof and ending on the date which is 90 days after the date of the final prospectus supplement relating to the Offering, except with respect to the issuance of shares of Common Stock upon the exercise of currently outstanding warrants, stock options or other equity incentive awards currently outstanding under any employee benefit or purchase plans described or incorporated by reference in the Registration Statement or Prospectus. Notwithstanding the foregoing, the restrictions set forth in this letter agreement shall not apply to: (i) securities required to be issued pursuant to contractual obligations of the Company in effect as of the date of this letter agreement and disclosed to the Placement Agent or its counsel prior to the Closing; (ii) securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company; and (iii) equity securities issued pursuant to employee benefit or purchase plans described or incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus.

Notwithstanding the above, to the extent you are at such time providing research coverage to the Company and subject to the restrictions set forth in FINRA Rule 2711(f)(4), if (1) during the last 17 days of the lock-up period, (A) the Company issues an earnings release or (B) material news or a material event relating to the Company occurs; or (2) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period following the last day of the lock-up period, then the restrictions imposed by this letter agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Placement Agent waives in writing, such extension.

It is understood that, if the Company at any time does not intend to proceed with the issuance and sale of shares of Common Stock to be sold in the Offering (the “Securities”)  pursuant to the Placement Agency Agreement, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall expire, terminate or be terminated prior to payment for and delivery of the Securities, the undersigned will be released from its obligations under this letter agreement.

Very truly yours,

Far East Energy Corporation

By:
Name:
Title:

B-2

EXHIBIT C-1

MATTERS TO BE COVERED IN THE COMPANY COUNSEL LEGAL OPINION FROM WEYCER, KAPLAN, PULASKI & ZUBER, P.C.

1.  The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Texas.

2.  To our knowledge, the statements in the Prospectus under the heading  “Description of Securities We are Offering” in the Registration Statement, insofar as such statements purport to summarize legal matters, agreements or documents discussed therein, fairly present, to the extent required by the Act and the rules thereunder, in all material respects, such legal matters, agreements or documents.

3.  There is (i) no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator in United States federal court or the courts of the State of Texas, and to our knowledge, in any foreign jurisdiction, pending or to our knowledge threatened against the Company or its properties by a third party of a character required to be disclosed in the Prospectus that is not disclosed in the Prospectus, and (ii) no indenture, contract, lease, mortgage, deed of trust, note agreement, loan, franchises or other agreement or instrument of a character required to be filed as an exhibit to the Registration Statement, which is not filed as required by the Act and the rules and regulations thereunder.

4.  The Registration Statement has become effective under the Act; no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and to our knowledge no proceedings for such purpose have been instituted or are pending or threatened by the Commission.  Any required filing of the Prospectus and any supplement thereto, pursuant to Rule 424(b) under the Act, has been made in the manner and within the time period required by such Rule 424(b).

5.  Except as set forth in or otherwise contemplated by the Registration Statement, the Pricing Disclosure Materials or the Prospectus, to our knowledge, no person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or by reason of the issuance and sale of the Offered Securities, except for rights which have been waived.

6.  The Registration Statement, the Pricing Disclosure Materials and the Prospectus, including each of the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement, the Pricing Disclosure Materials and the Prospectus, as the case may be, including the documents incorporated by reference therein, as of their respective effective or issue dates, or as of the dates they were filed with the Commission, as the case may be (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel expresses no opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act.  We express no opinion regarding documents of the Company that were furnished to the Commission.

7.  To our knowledge, there is not pending or threatened in writing any action, suit, proceeding, inquiry or investigation, to which the Company or any of its Subsidiaries are parties, or to which the property of the Company or its Subsidiaries are subject, before or brought by any court or governmental agency or body, domestic or foreign, that is required to be disclosed in the Prospectus and is not adequately disclosed therein.

8.  No consent, approval, authorization or filing with or order of any U.S. Federal or state court or governmental agency or body in the United States having jurisdiction over the Company is required for the execution and delivery of the Placement Agency Agreement by the Company or the issuance and sale of the Securities pursuant thereto, except such as have been obtained under the Act and except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Placement Agent in the manner contemplated in the Placement Agency Agreement and in the Prospectus, or under the bylaws, rules and regulations of FINRA.

9.  The Company is not, nor will be upon completion of the offering, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

In addition, we have participated in conferences with representatives of the Placement Agent and with representatives of the Company and its accountants concerning the Registration Statement, the Prospectus and the Pricing Disclosure Materials and have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements.  Based upon and subject to the foregoing, and relying as to materiality in part upon the factual statements of officers and other representatives of the Company, we advise you that no facts have come to our attention that lead us to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the documents and information comprising the Pricing Disclosure Materials, taken as a whole as of the Applicable Time, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment in this paragraph with respect to the financial statements, supporting schedules, footnotes, oil and gas reserve data, and other financial or accounting data and information contained in the Registration Statement, the Prospectus or the Pricing Disclosure Materials).

C-2

EXHIBIT C-2

MATTERS TO BE COVERED IN THE COMPANY COUNSEL LEGAL OPINION FROM COPPEDGE EMMEL & KLEGERMAN PC

1.  The Company is validly existing as a corporation in good standing under the laws of the State of Nevada.

2.  The Company has the corporate power and authority to enter into and perform its obligations under the Placement Agency Agreement.

3.  The execution, delivery, and performance of the Placement Agency Agreement have been duly authorized by all necessary corporate action on the part of the Company.

4.  The Offered Shares have been duly authorized and when issued and delivered against payment of the consideration therefor in accordance with the Placement Agency Agreement and the Prospectus will be validly issued, fully paid and nonassessable.

5.  No stockholder of the Company is entitled to preemptive rights, arising under chapter 78 of the Nevada Revised Statutes (“Private Corporations”) or the Company’s articles of incorporation or bylaws, to subscribe for the Offered Shares.

6.  No consent, approval, authorization or filing with or order of any State of Nevada governmental agency or body having jurisdiction over the Company is required for the execution and delivery of the Placement Agency Agreement by the Company or the issuance and sale of the Offered Shares pursuant thereto.

7.  The execution, delivery and performance of the Placement Agency Agreement and the consummation of the transactions contemplated therein (including the issuance and sale of the Offered Shares to the Investors) and compliance by the Company with its obligations under the Agreement will not result in a breach or violation of the Company’s articles of incorporation or bylaws or in any material violation of any applicable law, statute, rule, or regulation of the State of Nevada.

EXHIBIT C-3

MATTERS TO BE COVERED IN THE COMPANY COUNSEL LEGAL OPINION FROM BERMUDA COUNSEL

1.  The Company is duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).

2.  The Company has the necessary corporate power to own or lease, as the case may be, and operate its properties and conduct its business as described under the heading "Overview" in the Registration Statement, and as described under the heading “Our Business” in the Final Prospectus.